SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): February 16, 2004


                       SOUTHERN PERU COPPER CORPORATION
            (Exact name of registrant as specified in its charter)


          Delaware                  1-14066                   13-3849074

       ---------------           --------------            -------------------
       (State or other            (Commission                (IRS Employer)
       jurisdiction of            File Number)             Identification No.)
       organization)




       2575 East Camelback Rd.
       Phoenix, AZ                                                 85016
       ------------------------                              -----------------
       (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (602) 977-6500

Item 5. Other Events


On February 16, 2004 the Board of Directors of Southern Peru Copper Corporation (the "Company") received a letter from Mr. Pedro-Pablo Kuczynski announcing his resignation as member of the Board of Directors.

The Company expressed its deep gratitude to Mr. Kuczynski for his valuable services and extended its best wishes upon his acceptance of the post as Minister of Economy and Finance of the Republic of Peru.



                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOUTHERN PERU COPPER CORPORATION



                                       By: /s/ Armando Ortega
                                          --------------------------
                                       Its: Vice President-Legal and
                                             Secretary

Date: February 17, 2004